UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2025

KNOW LABS, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-37479	90-0273142
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

619 Western Avenue, Suite 610, Seattle, Washington	98104
(Address of principal executive offices)	(Zip Code)

(206) 903-1351
(Registrant’s telephone number, including area code)

 ____________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	KNWN	OTC Pink Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On February 21, 2025, Know Labs, Inc., a Nevada corporation (the “Company”) issued a press release announcing the cancellation of its special meeting of stockholders described under Item 8.01 below.

The information included in this Item 7.01 of this Current Report on Form 8-K, including the attached Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events

On January 17, 2025, the Company filed a definitive proxy statement on Schedule 14A (the “Proxy Statement”) in connection with the Company’s special meeting of stockholders scheduled for March 7, 2025 (the “Special Meeting”) to seek the approval of its stockholders to implement a reverse stock split by a ratio of not more than 1-for-15. On February 18, 2025, the Company’s Board of Directors approved the cancellation of the Special Meeting and to withdraw from consideration by the Company’s stockholders the proposals set forth in the Proxy Statement as they are no longer necessary.

As previously disclosed on Form 8-K filed on February 18, 2025, the Company announced a reverse stock split of the Company’s authorized and issued and outstanding shares of common stock, par value $0.001 per share (the “Common Stock”) at a ratio of 1-for-40 (the “Reverse Stock Split”). Pursuant to the laws of the State of Nevada, the Company’s Board of Directors has the authority to effect a reverse stock split without stockholder approval if the number of authorized shares of Common Stock and the number of outstanding shares of Common Stock are proportionally reduced.

The Reverse Stock Split was announced by FINRA on February 18, 2025 and the shares of Common Stock began trading on a post-split basis on the OTC Pink Market under the Company’s OTC trading symbol “KNWND”, temporarily allotted for twenty (20) days, effective on February 19, 2025.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release dated February 21, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 21, 2025	KNOW LABS, INC.

/s/ Ronald P. Erickson
Name: Ronald P. Erickson
Title: Chairman of the Board

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